UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06445

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
                      -------------------------------------
               (Address of principal executive offices) (Zip code)

                               THOMAS J. HERZFELD
                        P.O. BOX 161465, MIAMI, FL 33116
                        --------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 305-271-1900

                        Date of fiscal year end: 06/30/09

                   Date of reporting period: 7/01/08 - 6/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT


      THE HERZFELD
      CARIBBEAN BASIN
      FUND, INC.


                                 ANNUAL REPORT
                                 JUNE 30, 2009

================================================================================
THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

TRANSFER AGENT & REGISTRAR
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Rothstein Kass & Company, LLP
101 Montgomery Street, 22nd Floor
San Francisco, CA  94104


                          Listed NASDAQ Capital Market
                                  Symbol: CUBA

--------------------------------------------------------------------------------
THE HERZFELD CARIBBEAN BASIN FUND INC.'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. TO ACHIEVE ITS OBJECTIVE, THE FUND INVESTS IN ISSUERS THAT ARE LIKELY, IN THE ADVISOR'S VIEW, TO BENEFIT FROM ECONOMIC, POLITICAL, STRUCTURAL AND TECHNOLOGICAL DEVELOPMENTS IN THE COUNTRIES IN THE CARIBBEAN BASIN, WHICH INCLUDE, AMONG OTHERS, CUBA, JAMAICA, TRINIDAD AND TOBAGO, THE BAHAMAS, THE DOMINICAN REPUBLIC, BARBADOS, ARUBA, HAITI, THE NETHERLANDS ANTILLES, THE COMMONWEALTH OF PUERTO RICO, MEXICO, HONDURAS, GUATEMALA, BELIZE, COSTA RICA, PANAMA, COLOMBIA, THE UNITED STATES AND VENEZUELA ("CARIBBEAN BASIN COUNTRIES"). THE FUND INVESTS AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY AND EQUITY-LINKED SECURITIES OF ISSUERS, INCLUDING U.S.-BASED COMPANIES WHICH ENGAGE IN SUBSTANTIAL TRADE WITH, AND DERIVE SUBSTANTIAL REVENUE FROM, OPERATIONS IN THE CARIBBEAN BASIN COUNTRIES.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS
================================================================================

                                                                 [PICTURE]
                                                            THOMAS J. HERZFELD
                                                          CHAIRMAN AND PRESIDENT

August 5, 2009

Dear Fellow Shareholders:

We are pleased to present our annual report for the period ending June 30, 2009. On that date the Fund's net asset value was $5.35 per share, which represents a loss of 23.72% for the one year period then ended (adjusted for distributions). The Fund's share price closed the fiscal year at $6.07 per share, down from $7.69 per share on June 30, 2008, and representing a 17.73% loss for the year (adjusted for distributions). A year-end distribution of $0.211 per share was paid on January 5, 2009, to shareholders of record December 12, 2008.

For the first six months of calendar year 2009 the Fund benefited from a recovery in global financial markets. During that same time, the Fund's share price was up 44.52%, and net asset value per share advanced 11.69%.

Our two-fold investment focus stresses first, companies which we believe will benefit from a resumption of trade with Cuba and second, companies in the Caribbean Basin which we believe have good prospects even if there is no change in U.S. policy towards Cuba.

Over the past fiscal year, demand for goods and services of the Caribbean remained under pressure, on the other hand, continued and steady progress has been made in U.S. policy towards Cuba. For example, the U.S. government has moved on a number of initiatives which could eventually pave the road towards normalization of relations with Cuba. We are pleased that the new administration has relaxed restrictions on cash remittances and family travel by Cuban-Americans to Cuba. As

================================================================================

   [PICTURE]
ERIK M. HERZFELD
PORTFOLIO MANAGER

we noted in our last report to shareholders, we anticipated that this would be one of the key first steps for the new incoming administration.

The level of interest in Cuba by the U.S. Congress has also increased. For instance, Senator Max Baucus (D-MT), who heads the Senate Finance Committee, has introduced legislation designed to ease restrictions on the sale of U.S. food to Cuba and facilitate travel to Cuba by farmers seeking sales. Senator John Kerry (D-MA), head of the Senate Foreign Relations Committee, has also argued for major changes to embargo policy.

Legislation we are watching closely includes several bills aimed at eliminating restrictions for Americans traveling to Cuba. We believe our holdings in CARNIVAL CORPORATION (NYSE: CCL), ROYAL CARIBBEAN CRUISES LTD (NYSE: RCL), and COPA HOLDINGS, S.A. (NYSE: CPA), are prime candidates to see an increase in revenue from such changes in policy. Since Cuba lacks adequate hotel and airport facilities, cruise ships are uniquely positioned to handle the early volume of American tourists traveling to that country. Copa Holdings, S.A. through Copa Airlines already operates daily direct service to Cuba from Panama and Mexico; we believe the airline is in a strong position to continue to dominate in the region.

A list of our major holdings appears on the following page. FREEPORT-MCMORAN COPPER & GOLD INC. (NYSE: FCX) is currently our largest holding and has benefited from the surge in commodity prices. FCX, the world's largest publicly traded copper company, has registered a claim related to confiscated mines in Cuba. That claim is the second biggest claim against the government of Cuba under Title V of the International Claims Settlement Act of 1949. In addition, we believe the holding can provide a hedge against a weaker dollar.

================================================================================
Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2009.

------------------------------       -------------------------------------------
GEOGRAPHIC     % OF NET ASSETS       LARGEST PORTFOLIO           % OF NET ASSETS
ALLOCATION                           POSITIONS

USA                     46.62%       Freeport McMoran Copper & Gold        7.31%
Mexico                  17.48%       Watsco Incorporated                   6.89%
Panama                   8.50%       Seaboard Corporation                  6.78%
Cayman Islands           7.28%       Copa Holdings S.A.                    6.06%
Colombia                 4.03%       Consolidated Water, Inc.              5.33%
Bahamas                  3.86%       Carnival Corp.                        4.47%
Puerto Rico              0.98%       Bancolombia, S.A.                     4.03%
Belize                   0.74%       Mastec, Inc.                          3.90%
Venezuela                0.05%       America Movil, S.A.B. de C.V. ADR     3.90%
Latin American Regional  0.01%       Coca Cola Femsa, S.A.B.
Cuba                     0.00%          de C.V.  ADR                       3.33%
Cash and Other          10.45%
------------------------------       ------------------------------------------

Daily net asset values and press releases on the Fund are available on the Internet at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also to thank our fellow stockholders for their continued support and suggestions.

                                          Sincerely,

                                          /s/ Thomas J. Herzfeld

                                          Thomas J. Herzfeld
                                          Chairman of the Board, President and
                                          Portfolio Manager

                                          /s/ Erik M. Herzfeld

                                          Erik M. Herzfeld
                                          Portfolio Manager

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009
================================================================================
Shares or Principal Amount          Description                       Fair Value
--------------------------------------------------------------------------------
Common stocks - 90.40% of net assets

Airlines - 6.55%
    29,500   Copa Holdings, S.A                                    $  1,204,190
    16,000   AirTran Holdings Inc                                        99,040

Banking and finance - 8.54%
    26,280   Bancolombia, S.A                                           801,540
    39,000   Banco Latinoamericano de Exportaciones, S.A                484,770
     6,500   Doral Financial Corp.*                                      16,250
    16,400   Grupo Financiero Banorte, S.A. de C.V. Series O             39,910
     9,900   Grupo Financiero Inbursa, S.A.B. de C.V. Series O           26,264
    50,000   Popular Inc.                                               110,000
     3,844   W Holding Co. Inc.                                          54,585
    10,000   Western Union Company                                      164,000

Communications - 12.83%
    20,000   America Movil, S.A.B. de C.V. ADR                          774,400
    35,600   America Movil, S.A.B. de C.V. Series A                      67,603
    50,891   America Movil, S.A.B. de C.V. Series L                      98,727
     4,894   Atlantic Tele-Network, Inc.                                192,285
    11,900   Carso Global Telecom, S.A.B. de C.V. Series A1*             44,003
   176,000   Fuego Entertainment Inc.*                                   26,400
       871   Grupo Iusacell, S.A. de C.V. Series V*                       3,009
    21,120   Grupo Radio Centro, S.A.B. ADR                             147,629
    32,400   Grupo Televisa, S.A.B. ADR                                 550,800
    13,400   Grupo Televisa, S.A.B. Series CPO                           45,531
    80,304   Spanish Broadcasting System, Inc.*                          14,455
    15,000   Telefonos de Mexico, S.A.B. de C.V. ADR Series L           243,150
    23,800   Telefonos de Mexico, S.A.B. de C.V. Series A                19,336
    78,600   Telefonos de Mexico, S.A.B. de C.V. Series L                64,156
    15,000   Telmex International, S.A.B. de C.V. ADR                   189,750
    23,800   Telmex International Series A                               14,457
    78,600   Telmex International Series L                               49,892
    13,900   TV Azteca, S.A.B. de C.V. Series CPO                         5,594

Conglomerates and holding companies - 1.15%
   250,000   Admiralty Holding Company*                                     175
     5,400   Alfa, S.A.B. de C.V. Series A                               15,212
    70,348   BCB Holdings Ltd.*                                         144,816
------------------------------
* Non-income producing

                             SEE ACCOMPANYING NOTES.

================================================================================
Shares or Principal Amount          Description                       Fair Value
--------------------------------------------------------------------------------
Conglomerates and holding companies (continued)
     3,200   Corporacion Interamericana de Entretenimiento, S.A.B.
                de C.V. Series B*                                  $      1,611
    11,000   Grupo Carso, S.A.B. de C.V. Series A1                       29,567
     1,580   Grupo Kuo S.A.B. de C.V.*                                      720
        20   Grupo Pochteca, S.A.B. de C.V. *                                 3
     3,250   Shellshock Ltd. Ord.*                                        1,873
     2,900   Vitro, S.A.B. de C.V. Series A*                              1,268
    27,918   Vitro, S.A.B. de C.V. ADR                                   33,222

Construction and related - 5.27%
    21,737   Cemex S.A.B. de C.V. ADR                                   203,024
    51,582   Cemex S.A.B. de C.V. Series CPO                             48,213
        20   Ceramica Carabobo Class A ADR*                               4,657
    17,200   Consorcio ARA, S.A.B. de C.V.                                7,483
     1,580   Dine S.A.B. de C.V. Series B*                                  720
     3,583   Empresas ICA, S.A.B. de C.V.*                                6,140
       800   Grupo Cementos de Chichuahua, S.A.B. de C.V.                 2,074
    66,132   Mastec, Inc.*                                              775,067

Consumer products and related manufacturing - 8.13%
    13,273   Grupo Casa Saba, S.A.B. de C.V. ADR                        245,551
    28,000   Watsco Incorporated                                      1,370,040

Food, beverages and tobacco - 6.06%
     1,219   Alsea, S.A.B. de C.V.                                          692
    12,000   Chiquita Brands International Inc.*                        123,120
    16,500   Coca Cola Femsa, S.A.B. de C.V. ADR                        661,980
       200   Coca Cola Femsa, S.A.B. de C.V. Series L                       804
    18,900   Fomento Economico Mexicano, S.A.B. de C.V. Series UBD       60,947
    17,690   Fresh Del Monte Produce Inc.*                              287,639
       800   Gruma, S.A.B. de C.V. Series B*                                820
     7,600   Grupo Bimbo, S.A.B. de C.V. Series A                        40,394
     7,700   Grupo Modelo, S.A.B. de C.V. Series C                       27,502

Housing - 1.66%
     1,700   Corporacion Geo S.A.B. de C.V. Series B*                     3,284
       100   Desarrolladora Homex, S.A.B. de C.V.*                          465
    33,500   Lennar Corporation                                         324,615
       400   Sare Holding, S.A.B. de C.V. Series B*                         122
     1,500   Urbi Desarrollos Urbanos, S.A.B. de C.V.*                    2,278
------------------------------
* Non-income producing

                             SEE ACCOMPANYING NOTES.

================================================================================
Shares or Principal Amount          Description                       Fair Value
--------------------------------------------------------------------------------
Investment companies - 0.02%
     4,420   Shellproof Limited                                    $      2,184
       147   Western Asset Emerging Markets Debt Fund                     2,151

Leisure - 7.61%
    34,500   Carnival Corp.                                             889,065
    32,500   Royal Caribbean Cruises Ltd.                               440,050
     6,000   Steiner Leisure Ltd.*                                      183,180

Medical - 0.21%
     8,386   Micromet Inc.*                                              41,762

Mining - 7.33%
    29,000   Freeport McMoran Copper & Gold, Inc.                     1,453,190
     3,813   Grupo Mexico, S.A.B. de C.V. Series B                        4,169

Pulp and paper - 0.12%
     6,100   Kimberly-Clark de Mexico, S.A.B. de C.V. Series A           23,274

Railroad - 3.03%
    16,000   Norfolk Southern Corporation                               602,720

Retail - 0.97%
     3,700   Controladora Comercial Mexicana, S.A.B. de C.V.
                Series UBC*                                               2,132
     1,270   Grupo Elektra, S.A.B. de C.V. Series CPO                    57,857
    45,111   Wal-Mart de Mexico, S.A.B. de C.V. Series V                133,447

Service - 0.01%
       700   Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B     2,741
       100   Promotora Ambiental, S.A.B. de C.V.*                            89

Trucking and marine freight - 12.50%
    61,404   Grupo TMM, S.A.B. ADR*                                      54,036
     1,201   Seaboard Corporation                                     1,347,522
     1,000   Seacor Holdings, Inc.                                       75,240
    20,000   Teekay Corporation                                         420,600
     8,361   Teekay LNG Partners LP                                     163,040
    66,797   Trailer Bridge, Inc.*                                      323,297
    23,000   Ultrapetrol Bahamas Ltd.*                                  101,890
------------------------------
* Non-income producing

                             SEE ACCOMPANYING NOTES.

================================================================================
Shares or Principal Amount          Description                       Fair Value
--------------------------------------------------------------------------------
Utilities - 8.28%
    12,000   Caribbean Utilities Ltd. Class A                     $     100,200
    66,841   Consolidated Water, Inc.                                 1,059,430
       700   Cuban Electric Company*                                      3,500
    40,500   Teco Energy Inc.                                           483,165

Other - 0.13%
    13,000   Impellam Grp.*                                               5,887
    55,921   Margo Caribe, Inc.*                                         14,539
       300   Mexichem S.A.B. de C.V.                                        383
       895   Siderurgica Venezolana Sivensa, S.A. ADR                     3,960
        79   Siderurgica Venezolana Sivensa, S.A. Series B                  350
    45,000   Xcelera, Inc. (Note 2)*                                         --

TOTAL COMMON STOCKS (COST $21,915,066)                            $  17,972,873

Bonds - 0% of net assets
$  165,000   Republic of Cuba - 4.5%, 1977 - in default
                (cost $63,038) (Note 2)*                                     --
                                                                  -------------

OTHER ASSETS LESS LIABILITIES - 9.60% OF NET ASSETS               $   1,908,627
                                                                  -------------

NET ASSETS - 100%                                                 $  19,881,500
                                                                  =============

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America                                                 46.62%
Mexico                                                                   17.48%
Panama                                                                    8.50%
Cayman Islands                                                            7.28%
Other, individually under 5%**                                           20.12%
                                                                  -------------
                                                                        100.00%

------------------------------
* Non-income producing
** Amount includes other assets less liabilities of 9.60%

                             SEE ACCOMPANYING NOTES.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009
================================================================================
ASSETS

   Investments in securities, at fair value
      (cost $21,978,104) (Notes 1 and 2)                            $17,972,873
   Cash                                                               1,966,347
   Dividends receivable                                                  16,872
   Other assets                                                          33,249
                                                                    -----------

      TOTAL ASSETS                                                   19,989,341

LIABILITIES

   Accrued investment advisor fee (Note 3)                 66,760
   Other payables                                          41,081
                                                      -----------

      TOTAL LIABILITIES                                                 107,841
                                                                    -----------

NET ASSETS (Equivalent to $5.35 per share
   based on 3,713,071 shares outstanding)                           $19,881,500
                                                                    ===========

NET ASSETS CONSIST OF THE FOLLOWING:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 3,713,071* shares issued
      and outstanding                                               $     3,713
   Additional paid-in capital                                        26,856,478
   Accumulated net realized loss on investments                      (2,973,460)
   Net unrealized loss on investments (Notes 4 and 5)                (4,005,231)
                                                                    -----------

      NET ASSETS                                                    $19,881,500
                                                                    ===========

* 213,222 shares issued through dividend reinvestment plan and 1,812,293 shares issued through rights offering (Note 6)

                             SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2009
================================================================================
INVESTMENT INCOME AND EXPENSES
   Dividends and interest                                          $    437,395
                                                                   ------------

   Investment advisor fees (Note 3)                $    282,795
   Professional fees                                     92,812
   Custodian fees                                        54,000
   Insurance                                             45,707
   CCO salary                                            26,913
   Printing and postage                                  23,518
   Transfer agent fees                                   17,500
   Director fees                                         15,600
   Listing fees                                          15,000
   Proxy services                                         4,623
   Other                                                 28,939
                                                   ------------
      Total investment expenses                                         607,407
                                                                   ------------

      NET INVESTMENT INCOME (LOSS)                                     (170,012)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on investments and
      foreign currency                                (2,917,743)
   Net increase (decrease) in unrealized
      appreciation (depreciation) on
      investments and foreign currency                (3,377,841)
                                                    ------------

      NET LOSS ON INVESTMENTS                                        (6,295,584)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 ($ 6,465,596)
                                                                   ============

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED JUNE 30, 2009 AND 2008
================================================================================

                                                       2009            2008

INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income (loss)                    ($   170,012)   $    417,567
   Net realized gain (loss) on investments and
      foreign currency                             (  2,917,743)      3,127,940
   Net increase (decrease) in unrealized
      appreciation (depreciation) on
      investments and foreign currency             (  3,377,841)   (  8,184,478)
                                                   ------------    ------------

NET DECREASE IN NET ASSETS
   resulting from operations                       (  6,465,596)   (  4,638,971)

DISTRIBUTIONS TO STOCKHOLDERS:
   Net investment income                           (    600,032)   (    200,000)
   Long-term realized gains                        (    183,426)   (  4,279,807)
                                                   ------------    ------------

NET DISTRIBUTIONS TO STOCKHOLDERS                  (    783,458)   (  4,479,807)
                                                   ------------    ------------

CAPITAL STOCK TRANSACTIONS:
   Shares issued in reinvestment
      of distribution
      (213,222 shares in 2008) (Note 6)                      --       1,692,977
   Shares issued in rights offering,
      net of rights offering costs
      (1,812,293 shares in 2008) (Note 6)                    --      18,075,138
                                                   ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS            (  7,249,054)     10,649,337

NET ASSETS:

   Beginning                                         27,130,554      16,481,217

   Ending                                          $ 19,881,500    $ 27,130,554
                                                   ============    ============

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
YEARS ENDED JUNE 30, 2005 THROUGH 2009
======================================================================================================================
                                                            2009         2008         2007         2006         2005
                                                          --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE YEAR)
Net asset value, beginning of year                        $   7.31     $  9.77      $   8.08     $  7.33      $  5.43
                                                          --------     --------     --------     --------     --------

Operations:
   Net investment income (loss)(1)                           (0.05)        0.22        (0.14)       (0.16)       (0.09)
   Net realized and unrealized gain (loss) on
      investment transactions(1)                             (1.70)       (1.40)        2.83         1.08         1.99
                                                          --------     --------     --------     --------     --------
      Total from operations                                  (1.75)       (1.18)        2.69         0.92         1.90
                                                                                    --------     --------     --------

Distributions:
   From net investment income                                (0.16)       (0.06)          --           --           --
   From net realized gains                                   (0.05)       (1.22)       (1.00)       (0.17)          --
                                                          --------     --------     ---------    --------
      Total distributions                                    (0.21)       (1.28)       (1.00)       (0.17)          --
                                                                                    ---------    --------

Net asset value, end of year                              $   5.35     $   7.31     $   9.77     $   8.08     $   7.33
                                                          --------     --------     --------     --------     --------

Per share market value, end of year                       $   6.07     $   7.69        13.59     $   7.57     $   6.30
                                                          --------     --------     --------     --------     --------

Total investment return (loss) based on
   market value per share                                  (17.73%)     (34.29%)      94.61%       22.86%       29.36%
                                                          --------     --------     --------     --------     --------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                        $ 19,882     $ 27,131     $ 16,481     $ 13,553     $ 12,292
                                                          --------     --------     --------     --------     --------
Ratio of expenses to average net assets                      3.02%        2.74%        3.28%        3.37%        3.55%
                                                          --------     --------     --------     --------     --------
Ratio of net investment income (loss)
  to average net assets                                     (0.84%)       1.70%       (1.83%)      (1.95%)      (1.47%)
                                                          --------     --------     --------     --------     --------
Portfolio turnover rate                                        17%          25%          28%          40%          30%
                                                          --------     --------     --------     --------     --------

(1) Computed by dividing the respective year's amounts from the Statement of Operations by the average outstanding shares for each year presented. For 2008, amounts were computed using the weighted average outstanding shares due to the significant one-time increase in shares from the rights offering.

                             SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
================================================================================
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND RELATED MATTERS
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, "Caribbean Basin Companies"). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At June 30, 2009, the Fund had foreign investments in companies operating principally in Mexico and Panama representing approximately 17% and 9% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is State Street Bank & Trust Company ("SSBT"), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts 02117.

SECURITY VALUATION
------------------

The Fund adopted the provisions of SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), effective January 1, 2008. Under SFAS No. 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. SFAS No. 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

NOTES TO FINANCIAL STATEMENTS
================================================================================
Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:    quoted prices in active markets for identical investments
Level 2:    other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3:    significant unobservable inputs (including the Fund's own
            assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date

NOTES TO FINANCIAL STATEMENTS
================================================================================
are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund's investments by the above fair value hierarchy levels as of June 30, 2009:

      LEVEL          Investments in Securities
      ----------------------------------------
      Level 1                     $ 17,972,873
      Level 2                     $          0
      Level 3                     $          0*

*See Note 2, non-marketable securities owned

The Fund's Level 3 assets measured at fair value as of July 1, 2008 were $0. There were no purchases, sales, or transfers of Level 3 assets during the year ended June 30, 2009. Changes in unrealized gains (losses) for Level 3 assets still held as of June 30, 2009 were $0.

INCOME RECOGNITION
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances used to reduce the Fund's custodian fees for the year ended June 30, 2009 were approximately $27. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

DEPOSITS WITH FINANCIAL INSTITUTIONS
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

NOTES TO FINANCIAL STATEMENTS
================================================================================
USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES
------------

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

DISTRIBUTIONS TO STOCKHOLDERS
-----------------------------

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the year ended June 30, 2009, a distribution from long-term capital gains of $0.0494 per share and a net investment income distribtuion of $0.1616 per share was declared on November 12, 2008, payable on January 5, 2009 to stockholders of record December 12, 2008. The distribution was paid in stock, unless an election to receive cash was made by the stockholder. Shares were issued at a reinvestment price of $4.9896 per share, which was the price paid by the Fund to purchase the required number of shares in the open market in order to pay the distribution.

NOTE 2. NON-MARKETABLE AND RESTRICTED SECURITIES OWNED

Investments in securities, include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds were listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006. The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2009, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTES TO FINANCIAL STATEMENTS
================================================================================
Investments in securities also include 45,000 shares of Xcelera, Inc. The security traded on the Pink Sheets until the first quarter of 2007 when trading was discontinued. As of June 30, 2009, the position was valued at $0 by the Board of Directors, which approximates the position's fair value.

Two of the Fund's holdings are currently segregated and restricted from transfer because they appear on the OFAC list. These securities are: $165,000 principal value Republic of Cuba, 4.5%, 1977 in default with a fair value of $0, and 700 shares of Cuban Electric Company with a fair value of $3,500.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total fees for the year ended June 30, 2009 amounted to $282,795, of which $66,760 is payable as of June 30, 2009.

During the year ended June 30, 2009, the Fund paid $14,550 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor, at an average cost per share of $0.04.

A director of the Fund serves on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.

A director of the Fund is the owner of the Advisor and Thomas J. Herzfeld & Co., Inc.

The Fund reimbursed the Advisor in the amount of $26,913 for the portion of the chief compliance officer's (the "CCO") salary determined to be attributable to the services provided as CCO of the Fund.

NOTE 4. INVESTMENT TRANSACTIONS

During the year ended June 30, 2009, purchases and sales of investment securities were $3,424,049 and $5,880,414, respectively.

At June 30, 2009, the Fund's investment portfolio had gross unrealized gains of $2,011,269 and gross unrealized losses of $6,016,500, resulting in a net unrealized loss of $4,005,231 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For financial statement purposes, the Fund's net investment loss for the year ended June 30, 2009 does not differ from the net investment loss for tax purposes. Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

NOTES TO FINANCIAL STATEMENTS
================================================================================
As of June 30, 2009, for tax purposes the Fund's undistributed net investment loss was $0 and its undistributed realized loss ("capital loss carryforward") on investments was $1,256,393. This capital loss carryforward will expire, if unutilized, as of December 31, 2017. Additionally, the Fund has post October capital losses as of June 30, 2009, which is deferred until 2010 for tax purposes, of $1,220,594.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $496,451 due to wash sale adjustments. As of June 30, 2009, gross unrealized gains were $1,514,818 and gross unrealized losses were $6,016,500 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2009 result from differences between book and tax accounting for the characterization of distributions and the write-off of the Fund's net investment loss for tax purposes. Such amounts have been reclassified as follows:

                                              Accumulated Net
                            Accumulated Net   Realized Loss On   Additional Paid
                            Investment Loss     Investments        in Capital
--------------------------------------------------------------------------------
Year ended June 30, 2009       $546,263          $(373,042)        $(173,221)
--------------------------------------------------------------------------------

In June, 2006, FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, and was adopted by the Fund on July 1, 2007. The adoption had no effect on the Fund's financial statements.

The Fund's policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the period ended June 30, 2009.

The Fund files income tax returns in the U.S. federal jurisdiction and various states jurisdictions. The tax years ended 2006 to 2008 are open and may be subject to examination by U.S. federal, state and local income tax authorities.

NOTES TO FINANCIAL STATEMENTS
================================================================================
NOTE 6. CAPITAL SHARE TRANSACTIONS

RIGHTS OFFERING

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering. Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 additional shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund's common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days. The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284. The net asset value of the Fund's common shares was increased by approximately $0.09 per share as a result of the share issuance.

YEAR-END DISTRIBUTIONS

On January 5, 2009, the Fund paid a year-end distribution of $0.211 per share paid in stock. Stockholders were also given the option of receiving the payment in cash. Shares were purchased in the open market to pay the distribution at a reinvestment price of $4.9896 per share including brokerage commissions.

On January 9, 2008, the Fund issued 213,222 common shares in connection with a year-end distribution of $1.28 per share paid in stock. Stockholders were also given the option of receiving the payment in cash. Shares were issued at $7.94 per share, equal to the net asset value of the Fund on the payable date of January 9, 2008. New shares were issued at net asset value per share, therefore the reinvestment of distributions had no effect on net asset value.

      Certified         Rothstein, Kass & Company, LLP         Beverly Hills
      Public            101 Montgomery Street, 22nd Floor      Dallas
      Accountants       San Francisco, CA  94596               Denver
                        Tel  415.788.6666                      Grand Cayman
                        Fax  415.788.1890                      New York
                        www.rkco.com                           Richmond
                                                               San Francisco
                                                               Walnut Creek

[LOGO]  Rothstein Kass

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") as of June 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and financials highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2005 were audited by an independent registered public accounting firm whose report dated July 14, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2009, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Rothstein, Kass & Company, LLP

San Francisco, California
August 12, 2009

DIRECTORS AND OFFICERS OF THE FUND
====================================================================================================================================
                                                                                                  NUMBER
                                                 TERM OF              PRINCIPAL                OF PORTFOLIOS           OTHER
NAME                            POSITION(S)     OFFICE AND           OCCUPATION(S)              IN COMPLEX          DIRECTORSHIPS
ADDRESS                           HELD           LENTH OF            DURING PAST                 OVERSEEN             HELD BY
AND AGE                         WITH FUND      TIME SERVED             5 YEARS                  BY DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
-------------------

THOMAS J. HERZFELD*             President,   three years;        Chairman and President of          2           The Cuba Fund, Inc.
PO Box 161465                   Portfolio    1993 to present     Thomas J. Herzfeld & Co.,                      (in registration)
Miami, FL  33116                Manager,                         Inc., a broker dealer,
Age: 64                         Chairman,                        and Thomas J. Herzfeld
                                Director                         Advisors, Inc.

INDEPENDENT DIRECTORS
---------------------

ANN S. LIEFF                    Director     three years;        President of the Lieff             1           Hastings
c/o The Herzfeld Caribbean                   1998 to present     Company, a management                          Entertainment, Inc.;
Basin Fund, Inc.                                                 consulting firm that                           Birks & Mayors, Inc.
PO Box 161465                                                    offers ongoing advisory
Miami, FL 33116                                                  services as a corporate
Age: 57                                                          director to several retail
                                                                 operations, 1998-present;
                                                                 former CEO Spec's Music,
                                                                 1980-1998, a retailer of
                                                                 recorded music.

MICHAEL A. RUBIN                Director     three years;        Partner of Michael A. Rubin        1           Margo Caribe, Inc.
c/o The Herzfeld Caribbean                   2002 to present     P.A., attorney at law;
Basin Fund, Inc.                                                 Broker, Oaks Management &
PO Box 161465                                                    Real Estate Corp., a real
Miami, FL 33116                                                  estate corporation
Age: 67

KAY W. TATUM, PH.D., CPA        Director     three years;        Associate Professor of             1           None
c/o The Herzfeld Caribbean                   2007 to present     Accounting, University of
Basin Fund, Inc.                                                 Miami School of Business
PO Box 161465                                                    Administration, 1992-present;
Miami, FL 33116                                                  Chair, Department of
Age: 57                                                          Accounting, 2004-2008;
                                                                 Assistant Professor of
                                                                 Accounting, University of
                                                                 Miami, 1986-1992.

OFFICERS
--------

ERIK M. HERZFELD                Portfolio    2008 to present     Portfolio Manager and                          N/A
PO Box 161465                   Manager                          Head of Alternative
Miami, FL  33116                                                 Strategies, Thomas J.
Age: 36                                                          Herzfeld Advisors, Inc.
                                                                 2007-present; Vice
                                                                 President JPMorgan Chase
                                                                 2000-2007, foreign
                                                                 exchange option trading

CECILIA L. GONDOR               Secretary,   1993 to present     Executive Vice President                       N/A
PO Box 161465                   Treasurer                        of Thomas J. Herzfeld &
Miami, FL  33116                                                 Co., Inc., a broker dealer,
Age: 47                                                          and Thomas J. Herzfeld
                                                                 Advisors, Inc.

* Mr. Herzfeld is considered an "interested person" of the Fund, as defined in
Section 2(a)(19) of the 1940 Act and the rules thereunder because of his position with the Advisor.


                                   - 22 & 23 -

ADDITIONAL PORTFOLIO MANAGER
================================================================================
In November 2008, Mr. Erik M. Herzfeld was appointed as a portfolio manager of the Fund. Prior to his appointment as a portfolio manager, Mr. Thomas J. Herzfeld was sole portfolio manager of the Fund. Erik joined Thomas J. Herzfeld Advisors, Inc. in February, 2007. Before Thomas J. Herzfeld Advisors, Inc., Erik served in quantitative research and trading roles with both Lehman Brothers and JPMorgan, where he served as a Vice President in New York and Asia. Erik is a graduate of Johns Hopkins University with a degree in Economics and holds a Masters Degree from the MIT Sloan School of Management.

PRIVACY POLICY
================================================================================
INFORMATION WE COLLECT

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

PROXY VOTING POLICIES AND PROCEDURES
================================================================================
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Information on how the investment adviser voted proxies on the Fund's behalf for the twelve month period ended June 30 is provided in the Fund's Form N-PX which is is available on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-PX can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

QUARTERLY PORTFOLIO REPORTS
================================================================================
The Fund files quarterly schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com/cuba.htm, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2008 and 2009.


Fiscal Year                        Audit-Related        Tax          All Other
Ended June 30,      Audit Fees        Fees(1)         Fees(2)         Fees(3)

2008                 $39,500          $12,500         $12,000           $0
2009                 $42,500           $6,000          $5,750           $0

(1) These fees related to out-of-pocket expenses incurred by the fund's auditor in connection with the audit.

(2) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns

(3) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2008 and 2009 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2008 and $0 for 2009.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2009, the registrant's audit committee was comprised of Kay W. Tatum, Ann S. Lieff, and Michael A. Rubin.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman and President of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 29, 2009.

Erik M. Herzfeld, Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since 2008. Before joining the Fund's investment adviser in 2007, Erik served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 29, 2009.

(a)(2)(i) and (ii) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld are also portfolio managers for approximately 46 other accounts comprising $46 million under management, and 0 pooled investment vehicles comprising $0 under management, however, none of the these accounts are managed with an investment strategy similar to the Fund's. The Fund is the only investment company managed by Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld; the Fund has total assets of approximately $21 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Thomas J. Herzfeld's or Mr. Erik M. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(3) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. Thomas
J. Herzfeld is 100% owner of the Advisor, a Subchapter S Corporation, therefore he profits from the success of the Advisor and is taxed on its profits. Portfolio managers, other than Thomas J. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Advisor, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's performance, nor the value of a particular client or account, including the value of the Fund's assets.

(4)(a) Range of value of shares of the Fund owned by Mr. Thomas J. Herzfeld as of June 30, 2009: $100,001-$500,000. Range of value of shares of the Fund owned by Mr. Erik M. Herzfeld as of June 30, 2009: $100,001-$500,000.

(4)(b) Range of value of shares of the Fund owned by Mr. Thomas J. Herzfeld as of the date of this filing: $100,001-$500,000. Range of value of shares of the Fund owned by Mr. Erik M. Herzfeld as of the date of this filing:
$100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

----------------------------------------------------------------------------------------------------------------------
                                                                      (c)Total Number of        (d)Maximum Number
                                                                       Shares Purchased as      of Shares that May
                                                                        Part of Publicly         Yet Be Purchased
                           (a) Total Number of   (b) Average Price     Announced Plans or       Under the Plans or
Period                       Shares Purchased      Paid Per Share          Programs                 Programs
----------------------------------------------------------------------------------------------------------------------
Month #1 (beginning                  0                    n/a                 n/a                      n/a
January 1, 2009 and
ending January 31, 2009)
----------------------------------------------------------------------------------------------------------------------
Month #2 (beginning                  0                    n/a                 n/a                      n/a
February 1, 2009 and
ending February 28, 2009)
----------------------------------------------------------------------------------------------------------------------
Month #3 (beginning                  0                    n/a                 n/a                      n/a
March 1, 2009 and
ending March 31, 2009)
----------------------------------------------------------------------------------------------------------------------
Month #4 (beginning                  0                    n/a                 n/a                      n/a
April 1, 2009 and
ending April 30, 2009)
----------------------------------------------------------------------------------------------------------------------
Month #5 (beginning May              0                    n/a                 n/a                      n/a
1, 2009 and ending May
31, 2009)
----------------------------------------------------------------------------------------------------------------------
Month #6 (beginning                  0                    n/a                 n/a                      n/a
June 1, 2009 and ending
June 30, 2009)
----------------------------------------------------------------------------------------------------------------------
Total                                0                    n/a                 n/a                      n/a
----------------------------------------------------------------------------------------------------------------------

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR filing dated 8/31/05.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

                                           By: /s/ Thomas J. Herzfeld
                                           ----------------------------
                                           Thomas J. Herzfeld
                                           President and Chairman

                                           Date: August 28, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                           By: /s/ Thomas J. Herzfeld
                                           ----------------------------
                                           Thomas J. Herzfeld
                                           President and Chairman

                                           Date: August 28, 2009


                                           By: /s/ Cecilia L. Gondor
                                           ----------------------------
                                           Cecilia L. Gondor
                                           Secretary and Treasurer
                                           (Principal Financial Officer)

                                           Date: August 28, 2009

                                   APPENDIX A
                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                       Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities (3); and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time


----------

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)   Id.

(5) This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)   Id.

                        THOMAS J. HERZFELD ADVISORS, INC.

                                  PROXY VOTING

                             POLICIES AND PROCEDURES

I.    POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V. GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

--------------------------------------------------------------------------------
1.    Issues regarding the issuer's Board entrenchment and              Oppose
      anti-takeover measures such as the following:

      b. Proposals to limit the ability of shareholders to call special meetings;

      c.    Proposals to require super majority votes;

      d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

      e.    Proposals regarding "poison pill" provisions; and

      f.    Permitting "green mail".
--------------------------------------------------------------------------------
2.    Providing cumulative voting rights.                             Oppose
--------------------------------------------------------------------------------
3.    "Social issues," unless specific client guidelines              Oppose
      supersede, e.g., restrictions regarding South Africa.
--------------------------------------------------------------------------------
4.    Election of directors recommended by management, except if      Approve
      there is a proxy fight.
--------------------------------------------------------------------------------
5.    Election of auditors recommended by management, unless          Approve
      seeking to replace if there exists a dispute over policies.
--------------------------------------------------------------------------------
6.    Date and place of annual meeting.                               Approve
--------------------------------------------------------------------------------
7.    Limitation on charitable contributions or fees paid to          Approve
      lawyers.
--------------------------------------------------------------------------------
8.    Ratification of directors' actions on routine matters since     Approve
      previous annual meeting.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9.    Confidential voting                                             Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as
shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
--------------------------------------------------------------------------------
10.   Limiting directors' liability                                   Approve
--------------------------------------------------------------------------------
11.   Eliminate preemptive right                                      Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.
--------------------------------------------------------------------------------
12.   Employee Stock Purchase Plan                                    Approve
--------------------------------------------------------------------------------
13.   Establish 401(k) Plan                                           Approve
--------------------------------------------------------------------------------
14.   Rotate annual meeting location/date                             Approve
--------------------------------------------------------------------------------
15.   Establish a staggered Board                                     Approve
--------------------------------------------------------------------------------
16.   Eliminate director mandatory retirement policy                Case-by-Case
--------------------------------------------------------------------------------
17.   Option and stock grants to management and directors           Case-by-Case
--------------------------------------------------------------------------------
18. Allowing indemnification of directors and/or officers after Case-by-Case reviewing the applicablelaws and extent of protection requested.
--------------------------------------------------------------------------------

                                    EXHIBIT A

Chief Executive Officer - Thomas J. Herzfeld

Chief Financial Officer - Cecilia L. Gondor